                  OPPENHEIMER CHAMPION INCOME FUND
                Supplement dated February 5, 2003 to the
                   Prospectus dated November 22, 2002

The Prospectus is changed by replacing the paragraph captioned  "Portfolio Managers" on page
14 with the following paragraph:

      Portfolio  Managers.  The portfolio  managers of the Fund are Arthur P.  Steinmetz and
Dimitrios  Kourkoulakos.  They are the persons  principally  responsible  for the day-to-day management  of the  Fund's  investments,  Mr.  Steinmetz  since  February  5,  2003  and Mr.
Kourkoulakos  since June 2002. Both are Vice  Presidents of the Fund and Mr.  Steinmetz is a
Senior Vice President and Mr.  Kourkoulakos  is a Vice  President of the Manager.  They also serve as officers and portfolio managers of other Oppenheimer funds.

February 5, 2003                                                    PS0190.023

                  OPPENHEIMER CHAMPION INCOME FUND
                Supplement dated February 5, 2003 to the
       Statement of Additional Information dated November 22, 2002

The Statement of Additional Information is changed as follows:

1.    The  biographical  information for Messrs.  Negri and Reedy on page 39 are deleted and replaced with the following:

      Arthur P. Steinmetz, Vice President and Portfolio Manager since February 5, 2003;
      Senior Vice President of the Manager (since March 1993) and of HarbourView Asset
      Management Corporation (since March 2000); an officer of 9 portfolios in the
      OppenheimerFunds complex.

February 5, 2003                                                    PX0190.009